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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 8, 2002
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                        CONSUMER PORTFOLIO SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)



        CALIFORNIA                001-14116                     33-0459135
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(State or Other Jurisdiction     (Commission                (IRS Employer
      of Incorporation)          File Number)                Identification No.)


                   16355 LAGUNA CANYON ROAD, IRVINE, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (949) 753-6800
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These statements relate to future events and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including acquisition and transition challenges, assimilation issues in the consolidation process, customer reaction to the acquisition, and operational and other risks relating to the combination of separate businesses. Additional information concerning certain other risks and uncertainties that could cause actual results to differ materially from those projected or suggested, is contained in Consumer Portfolio Services, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which has been filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent the judgment of Consumer Portfolio Services, Inc. as of the date of this Current Report on Form 8-K and Consumer Portfolio Services, Inc. cautions against the placement of undue reliance on such statements.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 8, 2002, the registrant Consumer Portfolio Services, Inc. ("CPS") acquired MFN Financial Corporation, a Delaware corporation ("MFN") and its subsidiaries, by the merger (the "Merger") of CPS Mergersub, Inc., a Delaware corporation ("Mergersub") and a direct wholly-owned subsidiary of CPS, with and into MFN. The Merger took place pursuant to an Agreement and Plan of Merger, dated as of November 18, 2001 (the "Merger Agreement"), among CPS, Mergersub and MFN. In the Merger MFN became a wholly-owned subsidiary of CPS. CPS thus acquired the assets of MFN, consisting principally of interests in motor vehicle installment sales finance contracts and the facilities for originating and servicing such contracts.

MFN, through its primary operating subsidiary, Mercury Finance Company, LLC, is in the business of purchasing motor vehicle installment sales finance contracts from automobile dealers, and securitizing and servicing such contracts. CPS intends to continue to use the assets acquired in the Merger in the automobile finance business, but a portion of such assets will be disposed of, and the level of activity may change. In particular, CPS will temporarily cease to use such assets for the purchase of motor vehicle installment sales finance contracts, and may or may not recommence such use. Attached as Exhibits 99.1,
99.2 and 99.3, respectively, are copies of press releases relating to the Merger described in this Current Report on Form 8-K, which press releases are incorporated herein by reference.

At the closing of the Merger, each share of common stock, $.01 par value per share, of MFN, issued and outstanding immediately prior to the closing of the Merger, was cancelled and extinguished and automatically converted into and became a right to receive $10.00 per share in cash, pursuant to the Merger Agreement, upon surrender of the certificates that evidenced such shares. The total merger consideration payable to stockholders of MFN was approximately $99.9 million. The amount of such consideration was agreed to as the result of arms'-length negotiations between CPS and MFN. The recipients of the total merger consideration had no material relationship with CPS, its directors, its

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officers or any associates of such directors or officers, to the best of CPS's knowledge. Acquisition financing was provided to CPS by Westdeutsche Landesbank Girozentrale, New York Branch ("West LB"), and Levine Leichtman Capital Partners, Inc. ("LLCP"). CPS obtained acquisition financing from an affiliate of LLCP through its issuance and sale of certain senior secured notes to LLCP in the aggregate principal amount of $35 million. Copies of the principal LLCP financing agreements are filed as Exhibits 4.1 - 4.4 to this Current Report on Form 8-K.


ITEM 5.  OTHER EVENTS.

The ordinary business of both CPS and MFN includes purchasing motor vehicle installment sales finance contracts from automobile dealers, servicing such contracts, and disposing of such contracts or interests therein in securitization transactions or otherwise.

On March 8, 2002, CPS (through a subsidiary) sold motor vehicle installment sales finance contracts to CPS Auto Receivables Trust 2002-A in a securitization transaction, retaining a residual interest therein. CPS Auto Receivables Trust 2002-A funded the acquisition by issuance of $45.65 million in notes backed by automotive receivables.

On March 8, 2002, MFN (through a subsidiary) sold motor vehicle installment sales finance contracts to MFN Auto Receivables Trust 2002-A in a securitization transaction, retaining a residual interest therein. MFN Auto Receivables Trust 2002-A funded the acquisition by issuance of approximately $100 million in notes backed by automotive receivables.

On March 7, 2002, CPS entered into a new warehouse credit facility. The new warehouse facility is structured to allow CPS to fund a portion of the purchase price of automotive receivables by drawing against a variable funding note issued by CPS Warehouse Trust, in the maximum amount of $100 million.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

The financial statements required by this Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date this report is filed.

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(b)      Pro Forma Financial Information.

The financial statements required by this Item 7(b) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date this report is filed.

(c)      Exhibits.

NO.                 DESCRIPTION
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Exhibit 2.1         Agreement and Plan of Merger, dated as of November 18,
                    2001, by and among the Registrant, CPS Mergersub, Inc. and MFN Financial Corporation. (Incorporated by reference to
                    Exhibit 2.1 to the Current Report on Form 8-K of MFN
                    Financial Corporation filed on November 19, 2001).
Exhibit 4.1         Second Amended and Restated Securities Purchase
                    Agreement, dated as of March 8, 2002, by and between Levine
                    Leichtman Capital Partners II, L.P. and the Registrant.
Exhibit 4.2         Secured  Senior Note due February 28, 2003 issued by the
                    Registrant to Levine Leichtman Capital Partners II, L.P.
Exhibit 4.3         Second Amended and Restated Secured Senior Note due November
                    30, 2003 issued by the Registrant to Levine Leichtman
                    Capital Partners II, L.P.
Exhibit 4.4         12.00% Secured Senior Note due 2008 issued by the Registrant to Levine Leichtman Capital Partners II, L.P.
Exhibit 4.5         Sale and Servicing Agreement, dated as of March 1, 2002,
                    among the Registrant, CPS Auto Receivables Trust 2002-A, CPS
                    Receivables Corp., Systems & Services Technologies, Inc.
                    and Bank One Trust Company, N.A
Exhibit 4.6         Indenture, dated as of March 1, 2002, between CPS Auto
                    Receivables Trust 2002-A and Bank One Trust Company, N.A.
Exhibit 4.7         Sale and Servicing  Agreement among MFN Auto Receivables
                    Trust 2002-A, MFN Securitization LLC, Mercury Finance
                    Company LLC, MFN Financial Corporation, Bank One Trust
                    Company, N.A., and Systems & Services Technologies, Inc., dated as of March 1, 2002 (to be filed by amendment).
Exhibit 4.8         Indenture, dated as of March 1, 2002, between MFN Auto
                    Receivables Trust 2002-A and Bank One Trust Company, N.A.
Exhibit 99.1        Press Release dated November 19, 2001. (incorporated by
                    reference to Exhibit 99.1 to the report on Form 8-K of MFN
                    Financial Corporation dated as of and filed on November 19, 2001.)
Exhibit 99.2        Press Release dated November 19, 2001. (incorporated by
                    reference to Exhibit 99.2 to the report on Form 8-K of MFN
                    Financial Corporation dated as of and filed on November 19, 2001.)
Exhibit 99.3        Press Release dated March 12, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONSUMER PORTFOLIO SERVICES, INC.


                                            By:  /s/  CHARLES E. BRADLEY, JR.
                                            Charles E. Bradley, Jr., President

Dated:  March 25, 2002

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EXHIBIT INDEX

NO.                 DESCRIPTION
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Exhibit 2.1         Agreement and Plan of Merger, dated as of November 18,
                    2001, by and among the Registrant, CPS Mergersub, Inc. and MFN Financial Corporation. (Incorporated by reference to
                    Exhibit 2.1 to the Current Report on Form 8-K of MFN
                    Financial Corporation filed on November 19, 2001).
Exhibit 4.1         Second Amended and Restated Securities Purchase
                    Agreement, dated as of March 8, 2002, by and between Levine
                    Leichtman Capital Partners II, L.P. and the Registrant.
Exhibit 4.2         Secured  Senior Note due February 28, 2003 issued by the
                    Registrant to Levine Leichtman Capital Partners II, L.P.
Exhibit 4.3         Second Amended and Restated Secured Senior Note due November
                    30, 2003 issued by the Registrant to Levine Leichtman
                    Capital Partners II, L.P.
Exhibit 4.4         12.00% Secured Senior Note due 2008 issued by the Registrant to Levine Leichtman Capital Partners II, L.P.
Exhibit 4.5         Sale and Servicing Agreement, dated as of March 1, 2002,
                    among the Registrant, CPS Auto Receivables Trust 2002-A, CPS
                    Receivables Corp., Systems & Services Technologies, Inc.
                    and Bank One Trust Company, N.A
Exhibit 4.6         Indenture, dated as of March 1, 2002, between CPS Auto
                    Receivables Trust 2002-A and Bank One Trust Company, N.A.
Exhibit 4.7         Sale and Servicing  Agreement among MFN Auto Receivables
                    Trust 2002-A, MFN Securitization LLC, Mercury Finance
                    Company LLC, MFN Financial Corporation, Bank One Trust
                    Company, N.A., and Systems & Services Technologies, Inc., dated as oF March 1, 2002 (to be filed by amendment).
Exhibit 4.8         Indenture, dated as of March 1, 2002, between MFN Auto
                    Receivables Trust 2002-A and Bank One Trust Company, N.A.
Exhibit 99.1        Press Release dated November 19, 2001. (incorporated by
                    reference to Exhibit 99.1 to the report on Form 8-K of MFN
                    Financial Corporation dated as of and filed on November 19, 2001.)
Exhibit 99.2        Press Release dated November 19, 2001. (incorporated by
                    reference to Exhibit 99.2 to the report on Form 8-K of MFN
                    Financial Corporation dated as of and filed on November 19, 2001.)
Exhibit 99.3        Press Release dated March 12, 2002.

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